SCHEDULE 14A -
                     INFORMATION REQUIRED IN PROXY STATEMENT
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No.______)

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]

         Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Under Section 240.14a-12

                                 ARCTIC CAT INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
              (1) Title of each class of securities to which transaction applies:
              (2) Aggregate number of securities to which transactions applies:
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              (4)  Proposed maximum aggregate value of transaction:
              (5)  Total fee paid:
         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:

                                ARCTIC CAT INC.

                              ------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 8, 2002

                              ------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Arctic Cat Inc. (the "Company") will be held at 601 Brooks Avenue South, Thief River Falls, Minnesota 56701, on Thursday, August 8, 2002 at 4:00 p.m. for the following purposes:

     1. To elect three directors to serve a three-year term;

     2. To adopt and approve the Arctic Cat Inc. 2002 Stock Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 14, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Since it is important that your shares be represented at the Annual Meeting, whether or not you personally plan to attend, you are requested to sign, date and return your proxy card promptly in the enclosed envelope. If you are a record holder, you may also submit your proxy by telephone or through the Internet by following the instructions on the proxy card. If you own shares in "street name," i.e., through a broker, you should follow the instructions provided by the broker. Returning your signed proxy or submitting your proxy by telephone or through the Internet will not prevent you from voting in person at the Annual Meeting, should you desire to do so.


                                        By Order of the Board of Directors,

                                        /s/ Timothy C. Delmore

                                        Timothy C. Delmore,
                                        SECRETARY

Thief River Falls, Minnesota
July 9, 2002

 TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                ARCTIC CAT INC.
                            601 BROOKS AVENUE SOUTH
                          THIEF RIVER FALLS, MN 56701

                              ------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 8, 2002

                              ------------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Arctic Cat Inc., a Minnesota corporation (the "Company"), of proxies for the Annual Meeting of Shareholders of the Company to be held at 601 Brooks Avenue South, Thief River Falls, MN 56701, on Thursday, August 8, 2002 at 4:00 p.m., Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about July 9, 2002.

     The Company's Annual Report for the fiscal year ended March 31, 2002, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

     The total number of shares outstanding and entitled to vote at the meeting as of June 14, 2002 consists of 15,496,311 shares of $.01 par value Common Stock (excluding 7,560,000 shares of Class B Common Stock which do not vote with the Common Stock in the general election of directors; see "Election of Directors"). Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on June 14, 2002 will be entitled to vote at the Annual Meeting.

     Proxies may be sent to the Company using the enclosed proxy card, or by record holders by submitting a proxy by telephone or through the Internet, as permitted by Minnesota law. Shares represented by proxies properly signed, dated and returned, or submitted by telephone or through the Internet, will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed, or submitted by telephone or through the Internet, but contains no instructions, the shares represented thereby will be voted FOR the director nominees, FOR the adoption and approval of the Arctic Cat Inc. 2002 Stock Plan, and at the discretion of the proxyholders as to any other matters which may properly come before the Annual Meeting.

     The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders. Consequently, abstentions (or "withhold authority" as to directors) will have the same effect as a negative vote. If a broker indicates on a proxy that it does not have authority to vote on an item of business, the shares represented by the proxy will not be considered present and entitled to vote and, therefore, will have no effect on the outcome of the vote.

     Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, the shareholder could also simply vote again at a later date using the same procedures in which case the later vote will be recorded and the earlier vote revoked. Record holders wishing to vote by telephone or through the Internet should note that they must do so before noon (Central Daylight
Time) on Wednesday, August 7, 2002. After that time, telephone and Internet voting will not be permitted and a shareholder wishing to vote, or revoke an earlier proxy after such time must submit a signed proxy card or vote in person.


                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Restated Articles of Incorporation, the Board of Directors is divided into three classes of directors, each director serving a three-year term. Each year only one class of directors is subject to a shareholder vote, and generally, one-third of the directors belong to each class. This year, the Board of Directors is seeking shareholder election of three directors: Robert J. Dondelinger, William I. Hagen, and Kenneth J. Roering, incumbent directors whose terms expire this year. If elected, Messrs. Dondelinger's, Hagen's and Roering's terms will expire in 2005.

     In addition, in accordance with a Stock Purchase Agreement dated July 18, 1988 between Suzuki Motor Corporation ("Suzuki") and the Company pursuant to which Suzuki purchased 7,560,000 shares (as adjusted for subsequent stock splits) of the Company's Class B Common Stock (constituting all outstanding shares of Class B Common Stock), Suzuki is entitled to elect one member of the Board of Directors.

     The Board of Directors has nominated for election the persons named below. It is intended that proxies will be voted for such nominees. The Company believes that the nominees named below will be able to serve; but should any of them be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

     The name and age of the nominees and the other directors and their principal occupations are set forth below, based upon information furnished to the Company by the nominees and directors. Unless otherwise indicated, each of the directors has held their respective identified positions for more than the past five years.

                                                                       DIRECTOR
NAME, AGE AND PRINCIPAL OCCUPATION                                      SINCE
----------------------------------                                      -----

NOMINATED FOR A TERM ENDING IN 2005:

[PHOTO] ROBERT J. DONDELINGER, 66, Co-owner and Chairman of the         1983
        Board of Northern Motors (a General Motors dealership),
        Thief River Falls, MN.

[PHOTO] WILLIAM I. HAGEN, 64, Retired; Part owner and Director of       1983
        Border Bancshares, Inc., a bank holding company that owns seven bank locations in northwestern Minnesota from Thief
        River Falls to International Falls; co-owner and Vice
        President of North Star Transport, Inc. (a nationwide trucking company), Eagan, MN, from its inception in 1969 to June 1998; owner and operator of a farm in northern
        Minnesota.

[PHOTO] KENNETH J. ROERING, 60, Professor of Marketing and Pillsbury    1996
        Company - Paul S. Gerot Chair in Marketing in the Carlson
        School of Management at the University of Minnesota since
        1981; Director of Transport Corporation of America, Inc.,
        Ravesports Inc. and Excorp, Inc.

OTHER DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE
   ANNUAL MEETING AND WHOSE TERMS EXPIRE IN 2003:

[PHOTO] WILLIAM G. NESS, 64, Chairman of the Board of Directors of      1983
        the Company; Director of Northern Woodwork (a specialty furniture manufacturer), Thief River Falls, MN; Director of
        Northern State Bank, Thief River Falls, MN, Itasca Bemidji,
        Inc., Bemidji, MN.

[PHOTO] GREGG A. OSTRANDER, 49, Chairman of the Board of Directors,     1995
        President and Chief Executive Officer of Michael Foods, Inc.
        (a food processing manufacturer) since 1993; President of Swift-Eckrich Prepared Foods Co. (a food manufacturer) from
        1985 to 1993.

OTHER DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE
  ANNUAL MEETING AND WHOSE TERMS EXPIRE IN 2004:

[PHOTO] JOHN C. HEINMILLER, 48, Chief Financial Officer of St. Jude     1999
        Medical, Inc. (a medical products company) since 1998;
        President of F3 Corporation (an asset management company) from June 1997 to April 1998; Vice President Finance of Daig Corporation (a medical products company) from March 1995 to May 1997; Vice President-Finance of Lifecore Biomedical,
        Inc. (a medical products company) from October 1991 to February 1995; Director of Lifecore Biomedical, Inc.

[PHOTO] CHRISTOPHER A. TWOMEY, 54, President and Chief Executive        1987
        Officer of the Company since January 1986; executive officer of the Company in various capacities since 1983; Director of The Toro Company.

DIRECTOR ELECTED BY CLASS B COMMON STOCK:

[PHOTO] KATSUMI TAKATA, 52, Director of Suzuki Motor Corporation        2001
        since June 2001; General Manager of Overseas Motorcycle
        Marketing Department from October 1995 to May 2001;
        President of Suzuki Italia SPA, Italy, from December 1989 to September 1995.

VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for the election of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

     DIRECTOR EMERITUS. Mr. Lowell T. Swenson retired as a director in 1998. Recognizing Mr. Swenson's long-standing contributions to the Company and exemplary service throughout his 15-year term as a director, as well as his service in the snowmobile industry for more than thirty years, the Board of Directors determined that the Company would benefit from a continued association with Mr. Swenson and appointed him a Director Emeritus upon his retirement. As a Director Emeritus, Mr. Swenson is invited to attend all Board meetings, but he is not entitled to vote at such meetings and does not have responsibility for the Board's actions. He is also not entitled to compensation paid to outside directors of the Company but is reimbursed out-of-pocket expenses incurred in attending Board meetings and is entitled to indemnification in his role as a Director Emeritus.

     MEETINGS. During fiscal 2002, the Board of Directors met seven times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served, except Messrs. Hagen, Heinmiller and Takata.

     BOARD COMMITTEES. The Board has appointed a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee, which currently consists of Messrs. Dondelinger (Chair), Hagen, Heinmiller and Ostrander, met three times during fiscal 2002. The Compensation Committee assists in defining the Company's compensation policies and administering its compensation plans, reviews management's recommendations and makes its own recommendations to the Board with respect to officers' and key employees' salaries, bonuses and stock option grants, reviews and approves the Company's retirement plans and employee benefits and reviews management succession plans. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Ostrander, Hagen and Heinmiller, for the purpose of granting awards under the Company's 1989 Stock Option Plan, the 1995 Stock Plan and the 2002 Stock Plan.

     The Audit Committee, which currently consists of Messrs. Roering (Chair), Dondelinger, Hagen and Heinmiller, met five times during fiscal 2002. The Audit Committee reviews and recommends to the Board the independent auditors to be selected, meets with the Company's independent auditors and representatives of management to review the internal and external financial reporting of the Company, reviews the scope of the independent auditors' examination and audit procedures to be utilized, considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments and approves any material non-audit services to be provided by the Company's independent auditors. The Board of Directors adopted an Audit Committee Charter in June 2000. All members of the Company's Audit Committee are independent as defined by the rules of the National Association of Securities Dealers (NASD) for companies listed on the Nasdaq National Market.

     The Nominating Committee, which currently consists of Messrs. Ostrander (Chair), Ness, Roering and Twomey, met once during fiscal 2002. The primary functions of the Nominating Committee are to review and make recommendations to the Board with respect to the size, composition, retention, tenure and retirement policies of the Board of Directors; determine and recommend to the Board the criteria to be used in evaluating the qualifications of Director candidates; approve the selection process that produces qualified Director candidates; review the qualifications of candidates for Board membership and approve and recommend to the Board of Directors the slate of Director candidates to be proposed for election to the Board of Directors; establish and implement a process for annually evaluating the performance of the Board and provide feedback to the Board on its performance; review developments in corporate governance pertaining to Board membership and advise the Board on such matters; and establish and maintain a training program for new Directors and programs for improving current

Director performance. Upon recommendation of the Nominating Committee, the Board of Directors has established a policy that a Director shall retire as of the Annual Meeting of Shareholders following such Director's 72nd birthday.

     Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company at least ninety (90) days prior to the meeting date corresponding to the previous year's Annual Meeting, with the submitting shareholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. The Nominating Committee will consider candidates recommended by shareholders in light of the Committee's established criteria for Director candidates. A shareholder intending to nominate an individual as a Director at an Annual Meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws. The Company's Bylaws provide that any shareholder entitled to vote generally in the election of Directors may nominate one or more persons for election as Directors provided that such shareholder has provided written notice of such intention to the Secretary of the Company. Such notice must be given not less than sixty (60) days nor more than ninety (90) days prior to the meeting date corresponding to the previous year's Annual Meeting. Shareholders intending to nominate a Director should contact the Company's Secretary for a copy of the relevant procedure.

     REMUNERATION OF DIRECTORS. All non-employee directors other than the representative of Class B Common Stock currently receive $5,000 per quarter, $1,000 per meeting attended in person, $500 per meeting attended telephonically, $750 per committee meeting, and $2,500 additional compensation per year for each committee chair. If committee meetings occur the same day as regular Board meetings, the directors are paid for up to two committee meetings that day, in addition to out-of-pocket expenses incurred on behalf of the Company. In addition, pursuant to the Company's 2002 Stock Plan (assuming approval by shareholders at the Annual Meeting, otherwise pursuant to the 1995 Stock Plan), each non-employee director automatically receives on the date of election or re-election as a director, or appointment as a director by action of the Board during the period between shareholder meetings, and on the date of each subsequent annual or special shareholder meeting at which action is taken to elect any director if the non-employee director's term is not up for election that year and the non-employee director is serving an unexpired term (provided that the non-employee director has served for at least six months), an option to purchase 6,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date the option is granted. These options will have terms expiring five years following termination of service as a director and will be exercisable at any time following the date of grant. The 1989 Stock Option Plan, the 1995 Stock Plan and the 2002 Stock Plan also permit granting of additional or alternative options to directors at the discretion of the Board. The director elected by the holder of Class B Common Stock is reimbursed for out-of-pocket expenses incurred on behalf of the Company and does not receive the fees described above.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
     The following table shows, for fiscal years 2002, 2001 and 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Christopher A. Twomey, the Company's Chief Executive Officer, and to each of the four other most highly compensated executive officers of the Company (collectively with Mr. Twomey, the "Named Executives").

                          SUMMARY COMPENSATION TABLE


                                             ANNUAL                  LONG-TERM
                                          COMPENSATION             COMPENSATION
                                     ----------------------- ------------------------
                                                                    SECURITIES            ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS     UNDERLYING OPTIONS (#)   COMPENSATION(1)
----------------------------- ------ ----------- ----------- ------------------------ ----------------

   Christopher A. Twomey      2002    $460,000    $298,632           80,000                $ 5,100
    President and Chief       2001     376,500     245,553           80,000                  5,434
    Executive Officer         2000     292,000     233,880           80,000                  5,368

   Robert Bonev               2002    $178,000    $ 76,367           35,000                $ 2,980
    Vice President --
    Marketing(2)

   Timothy C. Delmore         2002    $215,000    $ 93,792           35,000                $15,100
    Chief Financial Officer   2001     187,000      81,876           35,000                  5,010
    and Secretary             2000     159,000      78,012           35,000                  5,001

   Ronald G. Ray              2002    $190,000    $ 68,339           20,000                $14,633
    Vice President --         2001     170,000      61,350           25,000                  4,950
    Manufacturing             2000     150,000      81,072           25,000                  4,938

   Ole E. Tweet               2002    $180,000    $ 61,142           15,000                $15,100
    Vice President --         2001     160,000      54,541           25,000                  4,950
    New Product Development   2000     140,000      76,267           25,000                  4,938


------------------

(1) Includes contributions by the Company to the individual's 401(k) retirement plan account and for Messrs. Delmore, Ray and Tweet includes a payment of $10,000 as consideration for entering into an employment agreement with the Company which includes certain restrictive covenants.

(2) Mr. Bonev began employment with the Company as Vice President -- Marketing on June 4, 2001.

EMPLOYMENT AGREEMENTS
     The Company has entered into employment agreements with each of its executive officers which provide, among other things, for a lump-sum cash severance payment to each such executive equal to approximately three times the executive's average annual compensation over the preceding five years plus certain fringe benefits under certain circumstances following a "change in control" of the Company. In general, a "change in control" would occur when there has been any change in the controlling persons reported in the Company's proxy statement, when 20% or more of the Company's outstanding voting stock is acquired by any person, when current members of the Board of Directors or their successors elected or nominated by such members cease to constitute at least 75% of the Board of Directors, when the Company merges or consolidates with or sells substantially all its assets to any person or entity, or when the Company's shareholders approve a plan of liquidation or dissolution of the Company. The employment agreements also prohibit disclosure of confidential information concerning the Company and require disclosure and assignment of inventions, discoveries and other works relating to the executive's employment. If a "change in control" had occurred at the end of fiscal 2002 and the executive's employment was terminated, the following executive officers would have received the amounts indicated, which includes deemed compensation during the preceding five years from the exercise of stock options: Mr. Twomey, $2,234,472; Mr. Blount, $628,595; Mr. Bonev, $642,850; Mr.
Delmore, $975,962; Mr. Ray, $1,108,708; Roger H. Skime, $1,046,548; and Mr.
Tweet, $1,181,259.

     The Company has also entered into employment agreements with each of its executive officers pursuant to which they will receive upon termination of employment, other than by the Company for "cause," for a twelve-month period,
(i) with respect to Mr. Twomey, an amount equal to his average annual cash compensation over the five-year period immediately preceding the date of termination plus $175,000, and with respect to the other executive officers, an amount equal to their average annual salary over the three-year period immediately preceding the date of termination, and (ii) the employee benefits received prior to termination. The employment agreements also restrict each executive officer from certain competitive employment following termination and prohibit disclosure of confidential information concerning the Company. If the executive officers had been terminated at the end of the last fiscal year for a reason other than cause, they would have received the following amounts pursuant to the employment agreements: Mr. Twomey, $699,813; Mr. Blount, $144,667; Mr. Bonev, $89,000; Mr. Delmore, $187,000; Mr. Ray, $170,000; Mr.
Skime, $147,667; and Mr. Tweet, $160,000.

     William G. Ness, Chairman of the Board of Directors, is an executive of the Company and received an annual salary of $48,000 from the Company plus options to purchase 6,000 shares of the Company's Common Stock in fiscal year 2002.

STOCK OPTIONS
     The following table contains information concerning individual grants of stock options during the last fiscal year for the Named Executives.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                          --------------------------------------------------------------------------------
                                              PERCENT OF TOTAL                     MARKET
                              OPTIONS        OPTIONS GRANTED TO                     PRICE                      GRANT DATE
                              GRANTED           EMPLOYEES IN         EXERCISE     ON GRANT     EXPIRATION     PRESENT VALUE
NAME                            (#)              FISCAL YEAR        PRICE ($)     DATE ($)        DATE           ($)(3)
-----------------------   ---------------   --------------------   -----------   ----------   ------------   --------------
Christopher A. Twomey          80,000(1)             34%               15.33         15.33      8/9/11          $502,176
Robert Bonev                   35,000(2)             15%               14.41         14.41      6/4/11          $206,157
Timothy C. Delmore             35,000(1)             15%               15.33         15.33      8/9/11          $219,702
Ronald G. Ray                  20,000(1)              8%               15.33         15.33      8/9/11          $125,544
Ole E. Tweet                   15,000(1)              6%               15.33         15.33      8/9/11          $ 94,158

------------------
(1) Becomes exercisable with respect to one-third of the shares of Common Stock subject to the option on August 9, 2002, 2003 and 2004.

(2) Becomes exercisable with respect to one-third of the shares of Common Stock subject to the option on June 4, 2002, 2003 and 2004.

(3) Based upon the Black-Scholes valuation method. Assumptions used include an expected term of eight years, risk-free interest rate of 6.2%, dividend yield of 2% and historical volatility of 35%.

     The following table contains information concerning the exercise of options during fiscal 2002 and the value of options previously granted under the Company's Stock Option Plans which were held by the Named Executives at the end of the last fiscal year.


                         FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                             SHARES                        OPTIONS AT FY-END (#)         OPTIONS AT FY-END(1)
                            ACQUIRED         VALUE     ----------------------------- ----------------------------
NAME                     ON EXERCISE (#)  REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------- ---------------- ------------- ------------- --------------- ------------- --------------
Christopher A. Twomey         85,050        $867,510      329,559        160,001      $3,024,407     $1,104,276
Robert Bonev                      --              --           --         35,000              --     $  200,900
Timothy C. Delmore            71,869        $384,064       93,001         69,999      $  957,543     $  483,107
Ronald G. Ray                 98,040        $532,741       56,378         45,001      $  467,275     $  320,993
Ole E. Tweet                 149,018        $901,490           --         40,001              --     $  296,893

------------------
(1) Based on a market price of $20.15 per share of Common Stock on March 28, 2002.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     Decisions on compensation of the Company's executives are generally made by the four-member Compensation Committee of the Board composed of Messrs. Dondelinger, Hagen, Heinmiller and Ostrander. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers were during fiscal 2002 reviewed by the full Board. Pursuant to SEC rules designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for fiscal 2002 as they affected Messrs. Bonev, Delmore, Ray, and Tweet, the four executive officers other than Mr. Twomey who, for fiscal 2002, were the Company's most highly paid executive officers whose compensation exceeded $100,000 (collectively with Mr. Twomey, the "Named Executives"). The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

     COMPENSATION PHILOSOPHY. The Company has three basic objectives for its executive compensation program: payment for performance; attraction and retention of executives who contribute to the long-term success of the Company; and alignment of the interests of management with those of the shareholders. The Company's executive compensation program is a target-based performance incentive plan intended to enhance the linkage between pay and performance.

     The Committee establishes a target total compensation package for each executive position usually within a 10% range of the median market level for similar positions in businesses with revenues comparable to those of the Company, but subject to adjustments based on individual contribution and level of experience. The Company bases its executive compensation decisions on the independent evaluation provided by a nationally recognized executive compensation advisory firm.

     BASE PAY. In order to assure the Company's ability to attract and retain qualified executives, the Compensation Committee believes that base pay must be in the 40-50th percentile range compared to national market data. This comparison indicates current base pay for the Named Executives is within the ranges established for each position and each individual. Selected organizations in similar industries were also sampled to test the national market data.

     ANNUAL INCENTIVE AWARDS. Each executive is eligible to receive annual cash incentive awards based on corporate and individual performance. The annual incentive program awards each Named Executive, with the exception of Mr. Twomey, a percentage of base salary with 80% of the award tied to the Company's earnings and 20% tied to the individual's performance. Mr. Twomey's award is tied 100% to Company earnings. With regard to the portion of the annual incentive tied to the Company's earnings, the Board of Directors annually establishes an earnings target, a minimum earnings threshold below which an annual incentive will not be paid, and a maximum incentive level. In addition, individual performance goals are established annually for each executive and incentive awards are paid based on individual accomplishments. The Compensation Committee believed that placing a meaningful portion of an executive's overall compensation at total risk, based on the Company's earnings and the individual's performance, is the best way to focus attention on the short and intermediate-term goals of the Company and encourage high levels of performance from each executive.

     LONG-TERM INCENTIVES. Aligning the interests of management with those of shareholders is accomplished through longer term incentives directly related to the improvement in long-term shareholder value. The Compensation Committee believes this is accomplished with the award of stock options to the Named Executives and other key personnel. Stock options valued at amounts designed to bring total executive compensation in line with median market levels are awarded annually. Stock options have value for the executive officers only if the price of the Company's stock appreciates in value from the date of grant. Shareholders also benefit from such stock price appreciation. The Compensation Committee believes that stock options encourage and reward effective management which, in turn, results in the long-term corporate financial success as measured by stock price appreciation.

     OTHER COMPENSATION PROGRAMS. The Company maintains certain broad based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life, and health insurance plans. The Company's retirement plan is a 401(k) plan which allows all eligible employees to make pre-tax contributions and in which the Company matches employee contributions in an amount equal to the employee's contribution up to a maximum of 3% of the employee's base salary.

     MR. TWOMEY'S FISCAL 2002 COMPENSATION. Mr. Twomey's total cash compensation for fiscal 2002, which was determined on the same basis as the other Named Executives, was below the 40th percentile compared to national market data. Mr. Twomey's annual incentive award of $298,632 was determined in accordance with annual incentive plan in a similar manner as the other Named Executives, with 100% of the award tied to the Company's earnings.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

Robert J. Dondelinger  William I. Hagen  John C. Heinmiller  Gregg A. Ostrander

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     As described below, Mr. Dondelinger, a director and member of the Compensation Committee of the Board, has a relationship with an entity which engages in certain transactions with the Company which require disclosure. See "Certain Transactions."


CERTAIN TRANSACTIONS
     Since the Company first began production in August 1983, it has purchased all engines for its products from Suzuki pursuant to contracts which are renewed annually and which stipulate price and general terms of delivery of engines. During the last fiscal year, the Company paid Suzuki approximately $124,438,000 for engines, parts and tooling. Terms of the agreement were, and renewal rates are, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain.

     During the last fiscal year, the Company purchased wiring harnesses from Itasca Bemidji, Inc. ("IBI"), a company in which Mr. Ness, a director of the Company, owns approximately 15% of the outstanding stock. During the last fiscal year, the Company paid IBI approximately $3,985,000 for harnesses. The prices paid by the Company were, and will continue to be, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain. During the last fiscal year, the Company also purchased components from May Corporation, a company in which Mr. Ness is a director, and paid approximately $292,000 for such components.

     During the last fiscal year, the Company purchased certain vehicles from Northern Motors, a General Motors dealership in which Mr. Dondelinger, a director of the Company, is Co-Owner and Chairman of the Board. During the last fiscal year, the Company paid Northern Motors approximately $253,000 for vehicles. The prices paid by the Company were, and will continue to be, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain.

PERFORMANCE GRAPH
     In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares performance of the Company's Common Stock on the Nasdaq National Market to the S&P 500 Index and to the Automotive Index (indicated below as the "Peer Group Index") prepared by Media General Financial Services ("Media General"). The graph compares on an annual basis the cumulative total shareholder return on $100 invested on March 31, 1997, and assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.


                         [GRAPHIC OMITTED]

                                                                    MARCH 31,
                                  -----------------------------------------------------------------------------
                                      1997         1998         1999         2000         2001         2002
                                  ------------ ------------ ------------ ------------ ------------ ------------
       Arctic Cat Inc. ..........  $  100.00    $   96.54    $  105.74    $  111.82    $  152.34    $  227.66
       Peer Group Index .........     100.00       175.43       214.26       263.96       252.06       373.64
       S&P 500 Index ............     100.00       148.00       175.32       206.78       161.95       162.35

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following table presents information provided to the Company as to the beneficial ownership of the Company's capital stock as of June 14, 2002 by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and Named Executives of the Company and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.


                                                                                PERCENT OF             PERCENT OF
                                                      CAPITAL STOCK         OUTSTANDING SHARES     OUTSTANDING SHARES
BENEFICIAL OWNERS                                 BENEFICIALLY OWNED(1)       OF COMMON STOCK       OF CAPITAL STOCK
----------------------------------------------   -----------------------   --------------------   -------------------
Suzuki Motor Corporation .....................          7,560,000                     0%                  32.8%
 Hamamatsu-Nishi
 P.O. Box 1, 432-91
 Hamamatsu, Japan

Dalton, Greiner, Hartman, Maher & Co .........          1,732,622(2)               11.2%                   7.5%
 565 Fifth Avenue
 New York, NY 10017

Dimensional Fund Advisors Inc. ...............          1,072,200(2)                6.9%                   4.7%
 1299 Ocean Avenue
 Santa Monica, CA 90401

Royce & Associates, LLC ......................          1,624,000(2)               10.5%                   7.0%
 1414 Avenue of the Americas
 New York, NY 10019

Rutabaga Capital Management ..................            792,200(2)                5.1%                   3.4%
 64 Broad Street
 Boston, MA 02109

Robert J. Dondelinger ........................            157,899(3)                1.0%                     *
William I. Hagen .............................            351,441(3)                2.2%                   1.5%
John C. Heinmiller ...........................             24,000(3)                  *                      *
William G. Ness ..............................             95,498(3)                  *                      *

Gregg A. Ostrander ...........................             24,000(3)                  *                      *
Kenneth J. Roering ...........................             36,000(3)                  *                      *
Katsumi Takata ...............................                  0(4)                  *                      *
Christopher A. Twomey ........................            494,208(3)                3.2%                   2.1%

Robert Bonev .................................             11,667(3)                  *                      *
Timothy C. Delmore ...........................            146,786(3)                  *                      *
Ronald G. Ray ................................            101,418(3)                  *                      *
Ole E. Tweet .................................             88,176(3)                  *                      *

All Directors and Officers
 as a Group (14 persons) .....................          1,760,779(3)(4)            11.4%                   7.6%

------------------
 *  Less than 1%.
(1) All outstanding shares of capital stock are Common Stock except shares held by Suzuki which are all Class B Common Stock. See "Election of Directors."

(2) Based on information included in a Schedule 13G filed with the Securities and Exchange Commission ("SEC").

(3) Includes the following number of shares purchasable by the indicated individuals and group within 60 days from the date hereof pursuant to the exercise of outstanding stock options: Mr. Dondelinger, 59,721 shares; Mr. Hagen, 59,721 shares; Mr. Heinmiller, 24,000 shares; Mr. Ness, 40,378; Mr. Ostrander, 24,000 shares; Mr. Roering, 36,000 shares; Mr. Twomey, 313,878; Mr. Bonev, 11,667 shares; Mr. Delmore, 105,501 shares; Mr. Ray, 79,712 shares; Mr. Tweet, 21,667 shares; and all directors and officers as a group, 904,710 shares. Also, Mr. Hagen's shares include 11,137 shares owned by Mr. Hagen's wife, the beneficial ownership of which he disclaims.


(4) Excludes shares held by Suzuki Motor Corporation.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the 1934 Act, the Company believes all of such forms were filed on a timely basis by reporting persons during fiscal year ended March 31, 2002, except that William G. Ness, Robert J. Dondelinger, Roger H. Skime, and Ole E. Tweet, each filed a late Form 4 for an option exercise.

                                  PROPOSAL 2
                           ADOPTION AND APPROVAL OF
                      THE ARCTIC CAT INC. 2002 STOCK PLAN

     On June 26, 2002, the Board of Directors adopted the Arctic Cat Inc. 2002 Stock Plan (the "Stock Plan"), subject to shareholder approval. The purpose of the Stock Plan is to enable the Company and its subsidiaries to retain and attract executives and other key employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The Stock Plan also allows the Company to grant stock options to consultants and non-employee directors. There are 1,600,000 shares of the Company's Common Stock, $.01 par value per share, reserved for issuance under the Stock Plan. On March 28, 2002, the market value of the Company's Common Stock was $20.15 per share.

     The Stock Grant Subcommittee of the Compensation Committee and the Board of Directors believe it is in the best interests of the Company and its shareholders to adopt the Stock Plan.


SUMMARY OF THE STOCK PLAN

     ELIGIBILITY AND ADMINISTRATION. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted stock options under the Stock Plan. Selected consultants under contract to the Company and non-employee directors are also eligible to be granted stock options under the Stock Plan. The Stock Plan is administered by the Board, or in its discretion, by a committee of not less than two directors, each of whom must be "non-employee directors" and "outside directors," as defined in the Stock Plan (the "Committee") and appointed by the Board. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Ostrander, Hagen and Heinmiller, for the purpose of granting awards under the Company's 1989 Stock Option Plan, 1995 Stock Plan, and 2002 Stock Plan. The term "Board" as used in this section refers to the Company's Board of Directors or the Committee.

     The Board has the power to grant stock options, determine the number of shares covered by each stock option and other terms and conditions of such stock options, interpret the Stock Plan, and adopt rules, regulations and procedures with respect to the administration of the Stock Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the Stock Plan.

     STOCK OPTIONS. The Board may grant stock options that either qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended, (the "Code") or are "non-qualified stock options" in such form and upon such terms as the Board may approve from time to time. Stock options granted under the Stock Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board's discretion, by tendering the Company's Common Stock. No stock option is transferable by the optionee, nor can it be exercised by anyone else during the optionee's lifetime. Eligible persons will not pay any consideration to the Company in order to receive options, but will pay the exercise price upon exercise of an option.

     Stock options may be exercised during varying periods of time after termination of an optionee's employment, depending upon the reason for the termination. Following an optionee's death, the optionee's stock options may be exercised by the legal representative of the estate or the optionee's legatee for a period of twelve months or until the expiration of the stated term of the option, whichever is less. The time period that applies if the optionee is terminated by reason of disability is twelve months. The time period that applies if the optionee is terminated by reason of retirement is three months. If the optionee's employment by the Company terminates for Cause, as defined in the Stock Plan, the optionee's stock options may be exercised to the extent they were then exercisable no later than the date of such termination. If the optionee's employment is terminated for any other reason, the optionee's stock options may be exercised for a period of one month or until the expiration of the stated term of the option, whichever is less. In the event of termination of employment by reason of disability or retirement, if an incentive stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code as a result of Committee action, the option will thereafter be treated as a non-qualified stock option.

     No incentive stock options may be granted after June 26, 2012. The term of an incentive stock option may not exceed 10 years (or five years if issued to an optionee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the Common Stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The exercise price under a stock option (including incentive and non-qualified stock options) may not be less than the fair market value of the Common Stock on the date the option is granted (or, in the event the optionee owns more than 10% of the combined voting power of all class of stock of the Company, the exercise price under an incentive stock option may not be less than 110% of the fair market value of the stock on the date the option is granted). The number of shares granted to an individual under the Stock Plan in any year may not exceed 100,000 shares.

     NON-EMPLOYEE DIRECTOR STOCK OPTIONS. The Stock Plan provides for the annual automatic granting of a defined number of options to directors who are not employees of the Company. Each non-employee director automatically receives on the date of election or re-election as a director, or appointment as a director by action of the Board during the period between shareholder meetings, and on the date of each subsequent annual or special shareholder meeting at which action is taken to elect any director if the non-employee director's term is not up for election that year and the non-employee director is serving an unexpired term (provided that the non-employee director has served for at least six months), an option to purchase 6,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date the option is granted. These options will have terms expiring five years following termination of service as a director and will be exercisable at any time following the date of grant. The purchase price payment terms, transfer restrictions and other similar provisions of employee stock options apply to non-employee director stock options. Non-employee directors may also receive discretionary stock options under the Stock Plan. In the event that discretionary stock options are granted to members of the Committee, such options must be granted by the Board of Directors.

     AMENDMENT. The Board may amend, alter, or discontinue the Stock Plan in any respect; provided, however, that no such amendment, alteration or discontinuation may impair the terms and conditions of any option without the consent of the optionee and shareholder approval is required prior to any repricing of outstanding options.

     GENERAL PROVISIONS. The Board may, at the time of any grant under the Stock Plan, provide that the shares received under the Stock Plan shall be subject to repurchase by the Company in the event of termination of employment of the optionee. The repurchase price will be the fair market value of the stock or, in the case of a termination for cause, the amount of consideration paid for the stock. The Board may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Board, with respect to any optionee who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.


FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. Some of the options to be granted to employees pursuant to the Stock Plan may be intended to qualify as incentive stock options under Section 422 of the Code. Under present law, the optionee recognizes no taxable income when the incentive stock option is granted. In addition, an optionee generally will not recognize taxable income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). However, the amount by which the fair market value of the shares at the time of exercise exceeds the aggregate exercise price paid will be alternative minimum taxable income for purposes of applying the alternative minimum tax, and under proposed regulations which would become effective only if finalized, for stock options exercised on or after January 1, 2003 such amount would also be subject to FICA and FUTA taxes. If the optionee does not dispose of the shares acquired upon such exercise for a period of two years from the granting of the incentive stock option and one year after exercise of the option, the optionee will receive capital gains treatment on any gain recognized when he or she sells the shares. The Company is not entitled to any compensation expense deduction under these circumstances. If the applicable holding periods are not satisfied, then any gain recognized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, in the amount by which the lesser of (i) the fair market value of such stock on the date of exercise, or (ii) the amount recognized on the disposition of the shares, exceeds the option exercise price. The balance of any gain or loss recognized on such a premature disposition will be characterized as a capital gain or loss. The Company is entitled to a corresponding tax deduction in an amount equal to the ordinary compensation income recognized by the optionee as a result of the early disposition.

     NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the Stock Plan are not intended to and do not qualify for the tax treatment described above for incentive stock options. Under present law, an optionee generally will not recognize any taxable income at the time a nonqualified stock option is granted to the optionee pursuant to the Stock Plan. Upon exercise of the option, the optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the aggregate exercise price. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the shares acquired pursuant to the exercise of the nonqualified stock option. The Company is entitled to a corresponding tax deduction in an amount equal to the ordinary compensation income recognized by the optionee upon exercise of the nonqualified stock option. Upon the subsequent sale of shares by the optionee, any resulting gain or loss will generally be characterized as long-term or short-term capital gain or loss, depending upon the optionee's holding period for such shares.


VOTE REQUIRED
     Shareholder approval of the adoption of the Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
                       ARCTIC CAT INC. 2002 STOCK PLAN.


EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information regarding the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing compensation plans as of March 31, 2002, consisting of the Company's 1989 Stock Option Plan and 1995 Stock Plan.


                     EQUITY COMPENSATION PLAN INFORMATION



------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SECURITIES TO BE       WEIGHTED AVERAGE          NUMBER OF SECURITIES REMAINING
                              ISSUED UPON EXERCISE OF        EXERCISE PRICE OF      AVAILABLE FOR FUTURE ISSUANCE UNDER
                               OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,     EQUITY COMPENSATION PLANS (EXCLUDING
                                WARRANTS AND RIGHTS         WARRANTS AND RIGHTS     SECURITIES REFLECTED IN COLUMN (a))
      PLAN CATEGORY                     (a)                         (b)                              (c)
------------------------------------------------------------------------------------------------------------------------
    EQUITY COMPENSATION
     PLANS APPROVED BY
      SECURITY HOLDERS               1,389,243                     $ 11.87                          71,942
------------------------------------------------------------------------------------------------------------------------
    EQUITY COMPENSATION
   PLANS NOT APPROVED BY
      SECURITY HOLDERS                     N/A                         N/A                             N/A
------------------------------------------------------------------------------------------------------------------------
           TOTAL                     1,389,243                     $ 11.87                          71,942
------------------------------------------------------------------------------------------------------------------------

                                   AUDITORS

     Grant Thornton LLP, independent public accountants, were the auditors for the Company for fiscal 2002. The Audit Committee will consider the selection of auditors for fiscal 2003 after the Annual Meeting of Shareholders and currently expects to recommend Grant Thornton, LLP. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES
     The Company paid Grant Thornton LLP an aggregate of $107,000 for the annual audit for fiscal year 2002 and for the review of the Company's condensed financial statements included in the Company's quarterly reports on Form 10-Q for fiscal year 2002. The above amounts include out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     There were no fees paid to Grant Thornton LLP for financial information systems design and implementation related services during fiscal year 2002.


ALL OTHER FEES
     The Company paid Grant Thornton LLP an aggregate of $250,000 for services provided and out-of-pocket expenses incurred in connection with tax compliance, accounting research and income tax reduction strategies. The audit committee of the Board of Directors has determined that the provision of these services is compatible with maintaining the independence of Grant Thornton LLP.



                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is composed of four independent directors and operates under a written charter adopted by the Board of Directors, a copy of which was included with the 2001 Proxy Statement. Management is responsible for the Company's internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed the fees indicated above and discussed with the independent auditors that firm's independence.

     Based upon the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2002 filed with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

            Kenneth J. Roering (Chair)     Robert J. Dondelinger
                   William I. Hagen     John C. Heinmiller

                             SHAREHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. The Company's Annual Meeting of Shareholders for the fiscal year ending March 31, 2003 is expected to be held on or about August 7, 2003 and proxy materials in connection with that meeting are expected to be mailed on or about June 27, 2003. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 10, 2003. In addition, if the Company receives notice of a separate shareholder proposal before May 10, 2003 or after June 9, 2003, such proposal will be considered untimely pursuant to the Company's Bylaws and Rules 14a-4 and 14a-5(e) under the 1934 Act, and the persons to be named as proxies solicited by the Board of Directors of the Company for its 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. See also "Other Matters" below.

                         METHOD OF PROXY SOLICITATION

     The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mail, proxies may be solicited by officers, directors and other regular employees of the Company by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                 OTHER MATTERS

     The Company's Bylaws provide that certain requirements be met in order that business may properly come before the shareholders at the Annual Meeting. Among other things, shareholders intending to bring business before the Annual Meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be given not less than 60 days nor more than 90 days prior to the meeting date corresponding with the previous year's Annual Meeting. Shareholders desiring to bring matters for action at an Annual Meeting should contact the Company's Secretary for a copy of the relevant procedure. Since no such notice was received with respect to this year's Annual Meeting, no shareholders may bring additional business before the meeting for action.

     The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended March 31, 2002. A copy of Form 10-K, the annual report filed by the Company with the Securities and Exchange Commission will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

     The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

                                        By Order of the Board of Directors,

                                        /s/ Timothy C. Delmore

                                        Timothy C. Delmore,
                                        SECRETARY

                                    APPENDIX



                                ARCTIC CAT INC.


                        ANNUAL MEETING OF STOCKHOLDERS


                            THURSDAY, AUGUST 8, 2002
                                   4:00 P.M.



                                ARCTIC CAT INC.
                            601 BROOKS AVENUE SOUTH
                          THIEF RIVER FALLS, MN 56701







ARCTIC CAT INC.
601 BROOKS AVENUE SOUTH
THIEF RIVER FALLS, MN 56701                                                PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON AUGUST 8, 2002 OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

The shares of stock of Arctic Cat Inc. you hold will be voted as you specify on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint William G. Ness and Christopher A. Twomey as proxies (each with the power to act alone and with the power of substitution and revocation) to vote your shares as you designate on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                             ----------------------------------
                                             |COMPANY #                        |
                                             |                                 |
                                             |CONTROL #                        |
                                             ----------------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. TELEPHONE AND INTERNET VOTING ARE PERMITTED UNDER MINNESOTA LAW.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until Noon on August 7, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/acat/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until Noon on August 7, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Arctic Cat Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                               PLEASE DETACH HERE

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors: 01 Robert J. Dondelinger     [ ]  Vote FOR
                          02 William I. Hagen               all nominees
                          03 Kenneth J. Roering             (except as marked)
                                                       [ ]  Vote WITHHELD
                                                            from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                             -----------------------------------
                                             |                                 |
                                             -----------------------------------

2. Adoption and approval of the Arctic Cat Inc. 2002 Stock Plan.
                                [ ]    For     [ ]    Against     [ ]    Abstain

3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS ONE AND TWO AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.





Address Change? Mark Box   [ ]
Indicate changes below:

                                             Date ________________________, 2002

                                             -----------------------------------
                                             |                                 |
                                             -----------------------------------
                                             Signature(s) in Box
                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.,
                                             should include title and authority.
                                             Corporations should provide full
                                             name of corporation and title of
                                             authorized officer signing the
                                             proxy.